                                    HOLLYWOOD PARK, INC. JUNE 30, 1997 FORM 10-Q
                                                                   Exhibit 10.30

                               AMENDMENT NO. 2 TO
                       REDUCING REVOLVING LOAN AGREEMENT


     This Amendment No. 2 to Reducing Revolving Loan Agreement (this "Amendment") is entered into with reference to the Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     Borrower and the Managing Agent, acting with the consent of all of the Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:
                          ----

1.        Section 1.1.  Section 1.1 of the Loan Agreement is amended by
          -----------           ---
inserting the words "and/or of Hollywood Park Operating Company, a Delaware corporation," immediately following the word "Borrower" in the first line of the definition of "New Senior Subordinated Debt."

1.        Section 2.6.  Section 2.6 of the Loan Agreement is amended by deleting
          -----------           ---
clause (a) in its entirety from such Section 2.6.
       ---                                   ---

1.        New Senior Subordinated Debt.  The Requisite Banks hereby approve,
          ----------------------------
pursuant to clauses (c), (d) and (e) of the definition of "New Senior Subordinated Debt", the subordination provisions, covenants, events of default and other provisions as are set forth in the July 18, 1997 draft of the Offering Memorandum for the "___% Senior Subordinated Notes Due 2007", and any immaterial modifications and/or additions to such provisions.

1.        Conditions Precedent.  The effectiveness of this Amendment shall be
          --------------------
conditioned upon:

(a)                                              receipt by the Managing Agent
          of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:
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     (i)                                          Counterparts of this Amendment
          executed by all parties hereto; and

     (i) Written consent of all of the Banks as required under Section 11.2 of the Loan Agreement in the form
                                          ----
          of Exhibit A to this Amendment; and

(a) approval (to the extent required) of the form of this Amendment by the Louisiana Gaming Control Board.

1.   Confirmation. In all respects, the terms of the Loan Agreement (as amended
     ------------
hereby) are hereby confirmed.

     IN WITNESS WHEREOF, Borrower and the Managing Agent have executed this Amendment as of July 30, 1997 by their duly authorized representatives.

                                       HOLLYWOOD PARK, INC.


                                            By:  /s/ G. Michael Finnigan
                                            G. Michael Finnigan
                                            Executive Vice President and
                                            Chief Financial Officer

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Managing Agent


                                            By:  /s/ Janice Hammond
                                            Janice Hammond
                                            Vice President

                            Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about July 18, 1997 presented to the undersigned Bank.

Dated: July 29, 1997


                                               BANK OF AMERICA
                                               [Name of Institution]


                                               By: /s/ Jon Varnell

                                               Jon Varnell, Managing Director
                                               [Printed Name and Title]

                            Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about July 18, 1997 presented to the undersigned Bank.

Dated: July 23, 1997


                                            BANK OF SCOTLAND
                                            [Name of Institution]



                                            By: /s/ Joseph Fratus

                                            Joseph Fratus, Asst. Vice President
                                            [Printed Name and Title]

                            Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about July 18, 1997 presented to the undersigned Bank.

Dated: July 22, 1997


                                        BANKERS TRUST COMPANY
                                        [Name of Institution]



                                        By: /s/ Timothy J. Morris

                                        Timothy J. Morris, Vice President
                                        [Printed Name and Title]

                            Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about July 18, 1997 presented to the undersigned Bank.

Dated: July 30, 1997


                                              SOCIETE GENERALE
                                              [Name of Institution]



                                              By: /s/ Donald L. Schubert

                                              Donald L. Schubert, Vice President
                                              [Printed Name and Title]